EXHIBIT 4.1

PINNACLE ENTERTAINMENT
NUMBER		SHARES
PINNACLE ENTERTAINMENT, INC.

COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	COMMON STOCK
CUSIP 723456 10 9

THIS CERTIFIES THAT	SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.10 PER SHARE, OF

Pinnacle Entertainment, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Corporate Seal of Pinnacle Entertainment, Inc.]
SECRETARY		CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER IMPOSED BY APPLICABLE GAMING LAWS.

This certificate and the shares represented thereby shall be held subject to all of the provisions of the Corporation’s Certificate of Incorporation, as amended (including, without limitation, ownership and transfer restrictions imposed by applicable gaming laws), and the Bylaws, as amended, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

Any stockholder may obtain, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights; and the Bylaws. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	—as tenants in common —as tenants by the entireties —as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT—	Custodian
			(Cust)	(Minor)
under Uniform Gifts to Minors Act
(State)
		UNIF TRF MIN ACT—	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.